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                                                                               .
                                                                               .

                                                                    Exhibit 10.7

(SUNTRUST LOGO)                                                  COMMERCIAL NOTE
                                                                        VIRGINIA

Borrower:  Wirthlin Worldwide, Inc.                                     Date: September 07, 2004
          -----------------------------------------------------              ------------------------

Borrower's Address: 1920 Association Drive, Suite 500 Reston, VA 20191
                   ----------------------------------------------------------------------------------
Loan Amount: ***One Million Five Hundred Thousand and 00/100***         Dollars ($**1,500,000.00**)
            ---------------------------------------------------                 ---------------------

Account No.                             Note No.                        Officer:
            ------------------------             --------------                 ---------------------


                                IMPORTANT NOTICE

THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

For value received, the borrower(s) named above, whether one or more (the "Borrower"), jointly and severally promise to pay to the order of SunTrust Bank, a Georgia banking corporation ("SunTrust") at any of its offices, or at such place as SunTrust may in writing designate, without offset in U.S. Dollars in immediately available funds, the Loan Amount shown above, or the total of all amounts advanced under this Note if less than the full Loan Amount is advanced, plus interest and any other amounts due, upon the terms specified below.

NOTE TYPE         REPAYMENT TERMS

[ ] Demand        THIS OBLIGATION IS PAYABLE ON DEMAND. SunTrust shall have the
    Note          right to demand payment at any time in its sole and absolute discretion. Principal is payable on demand; accrued interest will be payable on the _____ day of each ______________ beginning on ____________, __________, and on demand.


[ ] Time Note     [ ] One payment of all principal, interest and any other
                  amounts owed will be due and payable on _______________,
                  __________.

                  [ ] Accrued interest will be payable on the _____ day of each
                  ______________ beginning on ____________, __________.
                  Principal plus any accrued and unpaid interest and any other amounts owed will be due and payable on ____________,
                  __________.

[ ] Fixed         Fixed payment schedule consisting of __________ consecutive
    Payment       __________ installments of principal and interest of
    Term Note     $_______________ each, payable on the _____ day of each
                  ______________, beginning ____________, __________, and a
                  final payment equal to the unpaid balance of principal plus accrued and unpaid interest and any other amounts owed due and payable on ____________, __________.

[ ] Variable      Variable payment schedule consisting of __________ consecutive
    Payment       __________ installments of principal of $_______________ each,
    Term Note     plus accrued interest, payable on the _____ day of each
                  ______________, beginning ____________, __________, and a
                  final payment of $_______________ plus accrued and unpaid interest and any other amounts owed due and payable on ____________, __________.

[X] Master        [ ] This is a closed end transaction; Borrower may borrow up
    Borrowing     to the Loan Amount but may not reborrow amounts that have been
    Note          repaid.

                  [X] This is an open end revolving line of credit; Borrower may borrow an aggregate principal amount up to the Loan Amount outstanding at any one time.

                      [ ] PRINCIPAL IS DUE AT MATURITY, but the Borrower shall be liable for only so much of the Loan Amount as shall be equal to the total amount advanced to the Borrower by SunTrust from time to time, less all payments made by or for the Borrower and applied by SunTrust to principal, plus interest on each such advance, and any other amounts due. Advances under this Note shall be recorded and maintained by SunTrust in its internal records and such records shall be conclusive of the principal and interest owed by Borrower unless there is a material error in such records. Accrued interest will be payable on the _____ day of each _______________ beginning on ____________,
                      __________, with all accrued interest due and payable on the maturity date. This Master Borrowing arrangement will terminate on ____________, ______, (the "maturity date").

                      [X] THIS OBLIGATION IS PAYABLE ON DEMAND, but the Borrower shall be liable for only so much of the Loan Amount as shall be equal to the total amount advanced to the Borrower by SunTrust from time to time, less all payments made by or for the Borrower and applied by SunTrust to principal, plus interest on each such advance, and any other amounts due. Advances under this Note shall be recorded and maintained by SunTrust in its internal records and such records shall be conclusive of the principal and interest owed by Borrower unless there is a material error in such records. SunTrust shall have no obligation to make advances and all amounts outstanding are due on demand. Accrued interest will be payable on the First day of each Month beginning on October 01, 2004, and on demand. This Master Borrowing arrangement may be terminated without notice to the undersigned by SunTrust.

[ ] Variable      Variable payment schedule consisting of ______________________
    Payment       ______________________________________________________________
    Schedule      ______________________________________________________________
    Note

[X] ADDITIONAL TERMS AND CONDITIONS

This Note is governed by additional terms and conditions contained in a Commitment Letter between the Borrower and SunTrust dated February 6, 2002 and any modifications, renewals, extensions or replacements thereof (the "Agreement"), which is incorporated herein by reference. In the event of a conflict between any term or condition contained in this Note and in the Agreement, such term or condition of the Agreement shall control.

INTEREST

Interest will accrue on a actual/360 basis (actual number of days elapsed over a year of 360 days). Interest shall accrue from the date of disbursement on the unpaid balance and shall continue to accrue until this Note is paid in full.

Subject to the above, interest per annum payable on this Note (the "Rate") shall be:

    [ ] Fixed: ___________________% per annum fixed for the term of the loan.

    [ ] Variable: This is a variable rate transaction. The interest rate is prospectively subject to increase or decrease without prior notice and is based on the following Index.

        [ ] SunTrust Prime Rate, the Prime Rate as established from time to time by SunTrust.

        [ ] Wall Street Journal Prime, the Prime Rate published in the Money
            Rates section of the Wall Street Journal from time to time.

        [X] The LIBOR Rate as defined on the attached Addendum A.

        [ ] ___________________________________________________________________.

        Note: The "Prime Rate" is a reference for fixing the lending rate for commercial loans. The Prime Rate is a reference rate only and does not necessarily represent the lowest rate of interest charged for commercial borrowings. If the Index is the SunTrust Prime Rate, the Index is subject to increase or decrease at the sole option of SunTrust.

        The Rate shall equal [ ] the Index.

                             [X] the Index plus 1.50% per annum.

                             [ ] _______________% of the Index plus ________%
                                 per annum.

                             [ ] ______________________________________________.

        Adjustments to the Rate shall be effective:

                             [ ] as of the date the Index changes.

                             [X] as of the date referenced on the attached
                                 Addendum A.

                             [ ] ______________________________________________.

        The Rate shall not exceed the maximum rate permitted by applicable law.

[ ] RENEWAL

This Note represents a renewal and amendment of note number ____________________ dated ____________, _____________ executed by Borrower and does not, and is not intended to, constitute a novation of the indebtedness evidenced by such note.

COLLATERAL

Unless otherwise agreed in writing, any collateral pledged to SunTrust to secure any of the existing or future liabilities of the Borrower to SunTrust shall also secure this Note. To the extent permitted by law, the Borrower grants to SunTrust a security interest in and a lien upon all deposits or investments maintained by the Borrower with SunTrust and any affiliates thereof.

The collateral for this Note includes, but is not limited to, the following:

All accounts certificates of title, chattel paper, commercial tort claims, deposit accounts, documents, equipment, financial assets, fixtures, general intangibles, instruments, inventory, investment property, letter of credit rights, promissory notes, supporting obligations, all goods represented by any of the foregoing and all goods that may be reclaimed or repossessed from or returned by account debtors and all proceeds and products thereof (as all such terms are defined the Uniform Commercial Code) owned by and as more particularly described in the security agreements by Wirthlin Worldwide, by The Wirthlin Group International, LLC, by Wirthlin Worldwide Hong Kong, LLC, dated February 6, 2002;

Assignment of Certificate of Deposit No. ____________________ and any renewals thereof, issued by SunTrust Bank, 515 King St., Alexandria, VA, to The Wirthlin Family Trust in the amount of $3,700,000.00.

All of the foregoing security is referred to collectively as the "Collateral". The Collateral is security for the payment of this Note and any other liability (including overdrafts and future advances) of the Borrower to SunTrust, however evidenced, now existing or hereafter incurred, matured or unmatured, direct or indirect, absolute or contingent, several, joint, or joint and several, including any extensions, modifications or renewals. The proceeds of any Collateral may be applied against the liabilities of the Borrower to SunTrust in such order as SunTrust deems proper.

LOAN PURPOSE AND UPDATED FINANCIAL INFORMATION REQUIRED

The Borrower warrants and represents that the loan evidenced by this Note is being made solely for the purpose of acquiring or carrying on a business, professional or commercial activity or acquiring real or personal property as an investment (other than a personal investment) or for carrying on an investment activity (other than a personal investment activity). The Borrower agrees to provide to SunTrust updated financial information, including, but not limited to, tax returns, current financial statements in form satisfactory to SunTrust, as well as additional information, reports or schedules (financial or otherwise), all as SunTrust may from time to time request.

REPRESENTATIONS AND WARRANTIES

This Note has been duly executed and delivered by Borrower, constitutes Borrower's valid and legally binding obligations and is enforceable in accordance with its terms against Borrower. The execution, delivery and performance of this Note and the consummation of the transaction contemplated will not, with or without the giving of notice or the lapse of time, (a) violate any material law applicable to Borrower, (b) violate any judgment, writ, injunction or order of any court or governmental body or officer applicable to Borrower, (c) violate or result in the breach of any material agreement to which Borrower is a party, nor (d) violate Borrower's charter or bylaws as applicable. No consent, approval, license, permit or other authorization of any third party or any governmental body or officer is required for the valid and lawful execution and delivery of this Note.

DEFAULT, ACCELERATION AND SETOFF

This section is not applicable to notes payable on demand.

An "event of default" shall occur hereunder upon the occurrence of any one or more of the following events or conditions:

    a. the failure by any Obligor (as defined below) to pay when due, whether by acceleration or otherwise, any amount owed under this Note;

    b. the occurrence of any event of default under any agreement or loan document executed in conjunction with this Note or the failure of any Obligor to perform any covenant, promise or obligation contained in this Note or any other agreement to which any Obligor and SunTrust are parties;

    c. the breach of any of any Obligor's representation or warranties contained in this Note or any other agreement with SunTrust;

    d. the failure of any Obligor to pay when due any amount owed to any creditor other than SunTrust under a written agreement calling for the payment of money;

    e. the death, declaration of incompetency, dissolution, liquidation, merger, consolidation, termination or suspension of usual business of any Obligor;

    f. any person or entity, or any group of related persons or entities, shall have or obtain legal or beneficial ownership of a majority of the outstanding voting securities or rights of any Obligor that is not a natural person, other than any person or entity, or any group of related persons or entities that has such majority ownership as of the date of this Note;

    g. the insolvency or inability to pay debts as they mature of any Obligor, the application for the appointment of a receiver for any Obligor, the filing of a petition or the commencement of a proceeding by or against any Obligor under any provision of any applicable Bankruptcy Code or other insolvency law or statute, or any assignment for the benefit of creditors by or against any Obligor;

    h. the entry of a judgment or the issuance or service of any attachment, levy or garnishment against any Obligor or the property of any Obligor or the repossession or seizure of property of any Obligor;

    i. a determination by SunTrust that a material adverse change in the financial condition of any Obligor has occurred since the date of this Note;

    j. any Obligor commits fraud or makes a material misrepresentation at any time in connection with this Note or any Collateral;

    k. any deterioration or impairment of the Collateral or any decline or depreciation in the value of the Collateral which causes the Collateral in the judgment of SunTrust to become unsatisfactory as to character or value;

    l. the sale or transfer by any Obligor of all or substantially all of such Obligor's assets other than in the ordinary course of business; or

    m.  any other act or circumstances leading SunTrust to deem itself insecure.

If an event of default occurs, or in the event of non-payment of this Note in full at maturity, the entire unpaid balance of this Note shall, at the option of SunTrust, become immediately due and payable, without notice or demand. The entire unpaid balance of this Note shall automatically become immediately due and payable without notice or demand upon the occurrence of an event of default under section g above. Upon the occurrence of an event of default, SunTrust shall be entitled to interest on the unpaid balance of this Note at the lesser of (a) the Rate plus 4.00% per annum or (b) the maximum rate allowed by law (the "Default Rate") until paid in full. To the extent permitted by law, upon default SunTrust will have the right, in addition to all other remedies permitted by law, to set off the amount due under this Note or due under any other obligation to SunTrust against any and all accounts, whether checking or savings or otherwise, credits, money, stocks, bonds or other security or property of any nature whatsoever on deposit with, held by, owed by, or in the possession of, SunTrust to the credit of or for the account of any Obligor, without notice to or consent by any Obligor. The remedies provided in this Note and any other agreement between SunTrust and any Obligor are cumulative and not exclusive of any other remedies provided by law.

SETOFF AND OTHER REMEDIES APPLICABLE TO NOTES PAYABLE ON DEMAND

To the extent permitted by law, if payment is not made upon demand, SunTrust will have the right, in addition to all other remedies permitted by law, to set off the amount due under this Note or due under any other obligation of Borrower to SunTrust against any and all accounts, whether checking or savings or otherwise, credits, money, stocks, bonds or other security or property of any nature whatsoever on deposit with, held by, owed by, or in the possession of, SunTrust to the credit of or for the account of any Obligor (as defined below), without notice to or consent by Obligor. If payment is not made upon demand, Borrower shall be deemed to be in default and SunTrust shall be entitled to interest on the unpaid balance of this Note at the lesser of (a) the Rate plus 4.00% per annum or (b) the maximum rate allowed by law (the "Default Rate") from the time of demand until paid in full. The remedies provided in this Note and any other agreement between SunTrust and any Obligor are cumulative and not exclusive of any other remedies provided by law.

LATE CHARGES AND OTHER AUTHORIZED FEES AND CHARGES

As used herein, the term "Obligor" shall individually and collectively refer to the Borrower and any person or entity that is primarily or secondarily liable on this Note and any person or entity that has conveyed or may hereafter convey any security interest or lien to SunTrust in any real or personal property to secure payment of this Note. If any portion of a payment is at least ten (10) days past due, the Borrower agrees to pay a late charge of 5% of the amount which is past due. Unless prohibited by applicable law, the Borrower agrees to pay the fee established by SunTrust from time to time for returned checks if a payment is made on this Note with a check and the check is dishonored for any reason after the second presentment. In addition to any other amounts owed under the terms of this Note, the Borrower agrees to pay those fees and charges disclosed in the attached Disbursements and Charges Summary which is incorporated in this Note by reference and, as permitted by applicable law, the Borrower agrees to pay the following: (a) all expenses, including, without limitation, any and all costs incurred by SunTrust related to default, all court costs and out-of-pocket collection expenses and attorneys' fees, whether suit be brought or not, incurred in collecting this Note; (b) all costs incurred in evaluating, preserving or disposing of any Collateral granted as security for the payment of this Note, including the cost of any audits, appraisals, appraisal updates, reappraisals or environmental inspections which SunTrust from time to time in its sole discretion may deem necessary; (c) any premiums for property insurance purchased on behalf of the Borrower or on behalf of the owner(s) of any Collateral pursuant to any security instrument relating to any Collateral; (d) any expenses or costs incurred in defending any claim arising out of the execution of this Note or the obligation which it evidences, or otherwise involving the employment by SunTrust of attorneys with respect to this Note and the obligations it evidences; and (e) any other charges permitted by applicable law. The Borrower agrees to pay such amounts on demand or, at SunTrust's option, such amounts may be added to the unpaid balance of the Note and shall accrue interest at the stated Rate. Upon the occurrence of an event of default, or after demand and failure to pay if this Note is payable on demand, interest shall accrue at the Default Rate.

[ ] PREPAYMENT PROVISIONS

This Note is subject to prepayment conditions as described in the attached Prepayment Rider of even date which is incorporated herein by reference.

WAIVERS

The Borrower and each other Obligor waive presentment, demand, protest, notice of protest and notice of dishonor and waive all exemptions, whether homestead or otherwise, as to the obligations evidenced by this Note and waive any discharge or defenses based on suretyship or impairment of Collateral or of recourse. The Borrower and each other Obligor waive any rights to require SunTrust to proceed against any other Obligor or any Collateral before proceeding against the Borrower or any of them, or any other Obligor, and agree that without notice to any Obligor and without affecting any Obligor's liability, SunTrust, at any time or times, may grant extensions of the time for payment or other indulgences to any Obligor or permit the renewal or modification of this Note, or permit the substitution, exchange or release of any Collateral for this Note and may add or release any Obligor primarily or secondarily liable. The Borrower and each other Obligor agree that SunTrust may apply all monies made available to it from any part of the proceeds of the disposition of any Collateral or by exercise of the right of setoff either to the obligations under this Note or to any other obligations of any Obligor to SunTrust, as SunTrust may elect from time to time. The Borrower also waives any rights afforded by Sections 49-25 and 49-26 of the Code of Virginia of 1950 as amended.

JUDGMENT BY CONFESSION

The undersigned hereby duly constitute and appoint C B Bohannon and Andrzei Koplewski as the true and lawful attorney-in-fact for them in any or all of their names, place and stead, and upon the occurrence of an event of default, to confess judgment against them, or any of them, in the Circuit Court for the City/County of Fairfax, Virginia, upon this Note and all amounts owed hereunder, including all costs of collection, attorneys' fees equal to 15% of the unpaid principal balance hereof and court costs, hereby ratifying and confirming the acts of said attorney-in-fact as if done by themselves, expressly waiving benefit of any homestead or other exemption laws.

WAIVER OF JURY TRIAL

THE BORROWER AND SUNTRUST HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY OTHER DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION WITH THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS

(WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR SUNTRUST ENTERING INTO OR ACCEPTING THIS NOTE. FURTHER, THE BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF SUNTRUST, NOR SUNTRUST'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUNTRUST WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

MISCELLANEOUS

All amounts received by SunTrust shall be applied to expenses, late fees and interest before principal or in any other order as determined by SunTrust, in it sole discretion, as permitted by law. Any provision of this Note which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Note. No amendment, modification, termination or waiver of any provision of this Note, nor consent to any departure by the Borrower from any term of this Note, shall in any event be effective unless it is in writing and signed by an authorized officer of SunTrust, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. If the interest Rate is tied to an external index and the index becomes unavailable during the term of this loan, SunTrust may, in its sole and absolute discretion, designate a substitute index with notice to the Borrower. No failure or delay on the part of SunTrust to exercise any right, power or remedy under this Note shall be construed as a waiver of the right to exercise the same or any other right at any time. The captions of the paragraphs of this Note are for convenience only and shall not be deeded to constitute a part hereof or used in construing the intent of the parties. All representations, warranties, covenants and agreements contained herein or made in writing by Borrower in connection herewith shall survive the execution and delivery of this Note and any other agreement, document or writing relating to or arising out of any of the foregoing. All notices or communications given to Borrower pursuant to the terms of this Note shall be in writing and given to Borrower at Borrower's address stated above unless Borrower notifies SunTrust in writing of a different address. Unless otherwise specifically provided herein to the contrary, such written notices and communications shall be delivered by hand or overnight courier service, or mailed by first class mail, postage prepaid, addressed to the Borrower at the address referred to herein. Any written notice delivered by hand or by overnight courier service shall be deemed given or received upon receipt. Any written notice delivered by U.S. Mail shall be deemed given or received on the third (3rd) business day after being deposited in the U.S. Mail.

LIABILITY, SUCCESSORS AND ASSIGNS AND CHOICE OF LAW

Each Borrower shall be jointly and severally obligated and liable on this Note. This Note shall apply to and bind each of the Borrower's heirs, personal representatives, successors and permitted assigns and shall inure to the benefit of SunTrust, its successors and assigns. Notwithstanding the foregoing, Borrower shall not assign Borrower's rights or obligations under this Note without SunTrust's prior written consent. This Note shall be governed by applicable federal law and the internal laws of the Commonwealth of Virginia. The Borrower agrees that certain material events and occurrences relating to this Note bear a reasonable relationship to the laws of Virginia and the validity, terms, performance and enforcement of this Note shall be governed by the internal laws of Virginia which are applicable to agreements which are negotiated, executed, delivered and performed solely in Virginia. Unless applicable law provides otherwise, in the event of any legal proceeding arising out of or related to this Note, Borrower consents to the jurisdiction and venue of any court located in the Commonwealth of Virginia.

By signing below, the Borrower agrees to the terms of this Note and the disbursement of proceeds as described in the Disbursements and Charges Summary form provided in connection with this transaction.

Individual Borrower(s):                    Non-Individual Borrower(s):


                                           Wirthlin Worldwide, Inc.
-------------------------------------      -------------------------------------
Borrower Signature                         Borrower


                                           By: /s/ Joel A. White
-------------------------------------         ----------------------------------
Name, printed or typed

                                           Joel A. White, CFO
-------------------------------------      -------------------------------------
Borrower Signature                         Name and title, printed or typed


-------------------------------------      -------------------------------------
Name, printed or typed                     Borrower


                                           By:
-------------------------------------         ----------------------------------
Borrower Signature


-------------------------------------      -------------------------------------
Name, printed or typed                     Name and title, printed or typed


-------------------------------------      -------------------------------------
Borrower Signature                         Borrower

                                           By:
-------------------------------------         ----------------------------------
Name, printed or typed


-------------------------------------      -------------------------------------
Borrower Signature                         Name and title, printed or typed


-------------------------------------
Name, printed or typed